Summary of significant transaction	12 Months Ended
Dec. 31, 2021
Summary of significant transaction
Summary of significant transaction

2. Summary of significant transaction

On July 14, 2019 we and Gilead announced that we entered into a 10-year global research and development collaboration. Through this agreement, Gilead gained exclusive access to our innovative portfolio of compounds, including clinical and preclinical programs and a proven drug discovery platform. At inception of this collaboration in 2019, we received an upfront payment €3,569.8 million ($3.95 billion) and a €960.1 million ($1.1 billion) equity investment from Gilead.

On the closing date of the transaction (August 23, 2019) we concluded that the upfront payment implicitly included a premium for the future issuance of warrant A and initial and subsequent warrant B. The expected value of the warrants to be issued is treated as a contract liability ("warrant issuance liability") and reduces the transaction price until approval date of the issuance of the underlying warrants. As from approval date, the allocation of the upfront payment to the respective warrant becomes fixed and future changes in the fair value of the respective warrant are recognized in profit or loss. As such, the part of the upfront payment allocated to the warrant A and initial warrant B reflects the fair value of these financial liabilities at the warrant approval date (October 22, 2019).

On November 6, 2019 Gilead exercised warrant A, which resulted in an additional equity investment of €368.0 million.

Subsequent warrant B is still subject to approval by an extraordinary meeting of shareholders and is therefore still presented as warrant issuance liability in our deferred income (we refer to note 25 for more information). The value allocated to the subsequent warrant B reflects the fair value of the underlying liability on December 31, 2019, December 31, 2020 and December 31, 2021. On December 31, 2021 the value of subsequent warrant B further decreased to €2.4 million, driven by the decrease of our share price and of the implied volatility in 2021.

At inception of this collaboration, we identified the following three performance obligations: (i) the transfer of an extended license on GLPG1690, (ii) the granting of exclusive access to our drug discovery platform (i.e. the IP, technology, expertise and capabilities) during the collaboration period and exclusive option rights on our current and future clinical programs after Phase 2 (or, in certain circumstances, the first Phase 3 study) outside Europe and (iii) an increased cost share from 20/80 to 50/50 on the global development activities of filgotinib, as a result of the revised license and collaboration agreement.

As part of the collaboration, Gilead also received option rights for GLPG1972, a Phase 2b candidate for osteoarthritis, in the United States. In November 2020, Gilead however declined to exercise its option for GLPG1972.

Since October 22, 2019, Gilead has had two representatives on the supervisory board of Galapagos (Daniel O’Day and Linda Higgins).

In Q4 2020, Gilead decided not to pursue FDA approval of the RA indication for filgotinib in the U.S. as a result of Complete Response Letter (CRL) from the Food and Drug Administration (FDA). Due to this, in December 2020 Gilead and we agreed to amend our existing collaboration for the commercialization and development of filgotinib. This resulted in the execution of the Transition and Amendment Agreement of April 3, 2021 and the Second Amended and Restated license and Collaboration Agreement of December 24, 2021, effective as of January 1, 2022.

In September 2021 we agreed together with Gilead to also take over the sponsorship of and operational and financial responsibility for the ongoing DIVERSITY clinical study, evaluating filgotinib in CD, and its long-term extension study. We intend to complete the transfer of the DIVERSITY clinical study no later than June 30, 2022. From April 1, 2022, we will also be solely responsible for all development costs for the DIVERSITY clinical study.

Gilead remains responsible for commercial activities outside of Europe.

These modifications to the collaboration with Gilead did not result in the creation of new performance obligations, and only the performance obligation related to the development activities for filgotinib has been reassessed.

We retain the following three performance obligations, of which the first one was satisfied completely in 2019; (i) the transfer of an extended license on GLPG1690, (ii) the granting of exclusive access to our drug discovery platform (i.e. the IP, technology, expertise and capabilities) during the collaboration period and exclusive option rights on our current and future clinical programs after Phase 2 (or, in certain circumstances, the first Phase 3 study) outside Europe and (iii) an increased cost share from 20/80 to 50/50 to 100/0 (for certain agreed activities (Group A activities, as defined below) on the global development activities of filgotinib, until we complete the remaining development activities.

We refer to the critical accounting judgments and key sources of estimation uncertainty section (note 4) explaining critical judgments and estimates in applying accounting policies.

Terms of the collaboration

We will fund and lead all discovery and development autonomously until the end of Phase 2. After the completion of a qualifying Phase 2 study (or, in certain circumstances, the first Phase 3 study), Gilead will have the option to acquire a license to the compound outside Europe. If the option is exercised, we and Gilead will co-develop the compound and share costs equally. Gilead will maintain option rights to our programs through the 10-year term of the collaboration. This term can be extended for up to an additional three years thereafter for those programs, if any, that have entered clinical development prior to the end of the collaboration term. In addition a final term extension can be granted in certain circumstances. Development of GLPG1690 was discontinued in February 2021.

For GLPG1972, after the completion of the ongoing Phase 2b study in osteoarthritis, Gilead had the option to pay a $250 million fee to license the compound in the United States but declined to exercise its option in November 2020.

For all other programs resulting from the collaboration, Gilead will make a $150 million opt-in payment per program and will owe no subsequent milestones. We will receive tiered royalties ranging from 20%-24% on net sales of all our products licensed by Gilead in all countries outside Europe as part of the agreement.

Revised filgotinib collaboration

Under the revised agreement of December 2020, we assume all development, manufacturing, commercialization and certain other rights for filgotinib in Europe, providing the opportunity to build a commercial presence on an accelerated timeline. The transfer is subject to applicable local legal, regulatory and consultation requirements. Most activities have been transferred as of December 31, 2021 and the parties intend to complete the transition by December 31, 2022. Beginning on January 1, 2021, we bear the future development costs for certain studies (defined as “Group A activities”), in lieu of the equal cost split contemplated by the previous agreement. These studies initially included the DARWIN3, FINCH4, FILOSOPHY, and Phase 4 studies and registries in RA, MANTA and MANTA-RAy, the PENGUIN1 and 2 and EQUATOR2 studies in PsA, the SEALION1 and 2 studies in AS, the HUMBOLDT study in uveitis in addition to other clinical and non-clinical expenses supporting these studies and support for any investigator sponsored trials in non-IBD conditions and non-clinical costs on all current trials. The DIVERSITY study has been added to the “Group A activities” in September 2021. The existing 50/50 global development cost sharing arrangement will continue for the following studies (defined as “Group B activities”): SELECTION and its long-term extension study (LTE) in UC, DIVERGENCE 1 and 2 and their LTEs and support for Phase 4 studies and registries in Crohn’s disease, pediatric studies and their LTEs in RA, UC and Crohn’s disease, and support for investigator sponsored trials in IBD. All commercial economics on filgotinib in Europe will transfer to us as of January 1, 2022, subject to payment of tiered royalties of 8% to 15% of net sales in Europe to Gilead, starting in 2024. In addition, if the European Medicines Agency grants regulatory approval of filgotinib for the treatment of CD based on data from the DIVERSITY trial, then royalties payable by us to Gilead will be reduced by 30% across all filgotinib indications and will become 5.6% to 10.5% of net sales in Europe. In connection with the amendments to the existing arrangement for the commercialization and development of filgotinib, Gilead has agreed to irrevocably pay us €160 million, which is split between a €110 million payment received in 2021 and a €50 million payment to be received in 2022 and is subject to certain adjustments for higher than budgeted development costs. Upon completion of the DIVERSITY study transfer in 2022, Gilead will make a one-time payment of $15 million to us in consideration for assuming responsibility for the DIVERSITY clinical study. In addition, we will no longer be eligible to receive any future milestone payments relating to filgotinib in Europe. Other terms of the original license agreement remain in effect, including the remaining $295 million in development and regulatory milestones, sales-based milestone payments of up to $600 million and tiered royalties ranging from 20% – 30% payable in territories outside Europe (whereas before it was applicable for all countries outside of Belgium, France, Germany, Italy, Luxembourg, the Netherlands, Spain and the United Kingdom).

In addition, we achieved two regulatory approval milestones in 2020 totaling $105 million. No regulatory approval milestones were achieved during 2021.

Terms of the equity investment

As part of the research and development collaboration of 2019 Gilead also entered into a share subscription agreement with us. Gilead’s equity investment consisted of a subscription for new Galapagos shares at a price of €140.59 per share, representing at July 14, 2019 a 20% premium to Galapagos’ 30-day, volume-weighted average price. This equity subscription took place at closing of the transaction, on August 23, 2019 and increased Gilead’s stake in Galapagos from approximately 12.3% to 22.04% of the then issued and outstanding shares in Galapagos.

In addition, the extraordinary general meeting of shareholders of October 22, 2019 approved the issuance of warrant A and initial warrant B allowing Gilead to further increase its ownership of Galapagos to up to 29.9% of the company’s issued and outstanding shares. The initial warrant B has a term of five years and an exercise price per share equal to the greater of (i) 120% multiplied by the arithmetic mean of the 30-day daily volume weighted average trading price of Galapagos’ shares as traded on Euronext Brussels and Euronext Amsterdam, and (ii) €140.59. Subsequent warrant B is still subject to approval by an extraordinary general meeting of shareholders. This extraordinary general meeting of shareholders shall take place between 57 and 59 months after the closing of the subscription agreement (August 23, 2019) and this warrant will have substantially similar terms, including as to exercise price, to the initial warrant B. The agreement also includes a 10-year standstill restricting Gilead’s ability to propose a business combination with or acquisition of Galapagos or increase its stake in Galapagos beyond 29.9% of the company’s issued and outstanding shares, subject to limited exceptions. On November 6, 2019 Gilead exercised warrant A and increased its ownership in Galapagos to 25.10% of the then outstanding shares. Warrant A expired in October 2020. Gilead’s ownership amounted to 25.49% at December 31, 2021.